UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 6, 2023 (July 5, 2023)

GoGreen Investments Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40941	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One City Centre

1021 Main St., Suite #1960

Houston, TX 77002

(713) 337-4075
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share and one-half of one Redeemable Warrant	GOGN.U	The New York Stock Exchange
Class A Ordinary Shares, par value $0.0001 per share	GOGN	The New York Stock Exchange
Redeemable Warrants, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	GOGN.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On July 6, 2023, GoGreen Investments Corporation, a Cayman Islands exempted company (“GoGreen”), consummated its previously announced business combination pursuant to the business combination agreement, dated as of December 13, 2022 (as amended and supplemented, the “Business Combination Agreement”), by and among GoGreen, Lifezone Metals Limited, an Isle of Man company (“Holdings”), GoGreen Sponsor 1 LP, a Delaware limited partnership, solely in its capacity as the Purchaser Representative (“Sponsor”), Aqua Merger Sub, a Cayman Islands exempted company (“Merger Sub”), Lifezone Holdings Ltd, an Isle of Man company (the “Company”), Keith Liddell, solely in his capacity as the Company Shareholders Representative (in such capacity, the “Company Shareholders Representative”), and those shareholders of the Company party thereto (collectively, the “Company Shareholders”).

On July 5, 2023, in accordance with the terms of the Business Combination Agreement, GoGreen merged with and into Merger Sub (the “Merger”; the effective time of the Merger, the “Merger Effective Time”), with Merger Sub surviving the Merger (Merger Sub, in its capacity as the surviving company of the Merger, the “Surviving Company”).

Immediately prior to the Merger Effective Time each issued and outstanding GoGreen unit was automatically detached and separated into one Class A ordinary share of GoGreen, par value $0.0001 per share (a “GoGreen Class A Share”), and one-half of a warrant entitling the holder thereof to purchase GoGreen Class A Shares (a “GoGreen Warrant”), in each case in accordance with the terms of the applicable GoGreen unit and with fractional entitlements to GoGreen Warrants rounded down to the nearest whole number of warrants without cash settlement for such rounded fraction in accordance with the terms of the Business Combination Agreement (the “Unit Separation”).

At the Merger Effective Time, after giving effect to the Unit Separation, each issued and outstanding GoGreen Class A Share, and Class B ordinary share of GoGreen, par value $0.0001 per share (“GoGreen Class B Shares” and, together with the GoGreen Class A Shares, the “GoGreen Shares”), other than the GoGreen Shares of security holders who elected to redeem their GoGreen Shares or exercised their dissenters’ rights, was automatically cancelled in exchange for the right of the holder thereof to receive one ordinary share of Holdings, par value $0.0001 per share (a “Holdings Ordinary Share”). Further, each GoGreen Warrant (whether or not a whole warrant) outstanding immediately prior to the Merger Effective Time (but after giving effect to the Unit Separation) was automatically and irrevocably modified such that such warrant no longer entitles the holder thereof to purchase the amount of GoGreen Shares set forth therein, and in substitution thereof such warrant entitles the holder thereof to acquire such equal number of Holdings Ordinary Shares per such warrant.

On July 6, 2023, in accordance with the terms of the Business Combination Agreement, the Company Shareholders transferred all of the outstanding ordinary shares of the Company to Holdings in exchange for the issuance of new Holdings Ordinary Shares by Holdings and, if applicable, the issuance of Earnout Shares and/or Sponsor Offset Shares (each as defined in the Business Combination Agreement) by Holdings subject to the terms of and in accordance with the Business Combination Agreement (collectively, the “Share Acquisition”; the time of the Share Acquisition, the “Share Acquisition Closing”; the Merger, the Share Acquisition and the other transactions completed by the Business Combination Agreement, collectively, the “Proposed Transactions”).

Additionally, on or about July 6, 2023, certain investors (the “PIPE Investors”) completed the subscription of 7,017,317 Holdings Ordinary Shares at $10.00 per share for an aggregate subscription price of $70,173,170, pursuant to subscription agreements previously entered into among the PIPE Investors, Holdings and GoGreen.

Capitalized terms used but not defined herein have the meanings set forth in the Business Combination Agreement. The description of the Business Combination Agreement and Proposed Transactions in this Current Report on Form 8-K (this “Form 8-K”) does not purport to be complete and is subject, and qualified in its entirety by reference to the full text of the Business Combination Agreement, which is attached as Annex A to Holdings’ Registration Statement on Form F-4 (File No. 333-271300) filed with the SEC on April 17, 2023 and incorporated herein by reference.

Item 1.01. Entry into a Material Definitive Agreement

The information set forth in the Introductory Note of this Form 8-K is incorporated herein by reference.

As of immediately prior to the Merger Effective Time, GoGreen entered into the Assignment, Assumption and Amendment Agreement (the “Warrant Assumption Agreement”), by and among GoGreen, Holdings and Continental Stock Transfer & Trust Company, a New York limited purposes trust company (“CST”). Pursuant to the Warrant Assumption Agreement, Holdings assumed all of GoGreen’s rights and obligations under the Warrant Agreement, dated as of October 20, 2021, by and between GoGreen and CST, and each GoGreen Warrant was converted into a warrant to acquire a number of Holdings Ordinary Shares equal to the number of GoGreen Class A Shares underlying such GoGreen Warrant (a “Holdings Warrant”), subject to substantially the same terms and conditions as were applicable to the GoGreen Warrant.

The description of the Warrant Assumption Agreement in this Form 8-K does not purport to be complete and is subject, and qualified in its entirety by reference, to the full text of the Warrant Assumption Agreement, which is attached hereto as Exhibit 4.1.

Item 2.01. Completion of Acquisition or Disposition of Assets

The information set forth in the Introductory Note and Item 1.01 of this Form 8-K is incorporated herein by reference.

At the Merger Effective Time, after giving effect to the Unit Separation, (a) each issued and outstanding GoGreen Class A Share immediately prior to the Merger Effective Time was automatically cancelled in exchange for the right of the holder thereof to receive one Holdings Ordinary Share; (b) each issued and outstanding GoGreen Class B Share immediately prior to the Merger Effective Time was automatically cancelled in exchange for the right of the holder thereof to receive one Holdings Ordinary Share; and (c) each GoGreen Warrant was converted into a Holdings Warrant on a one-for-one basis.

On June 27, 2023, a number of GoGreen shareholders validly exercised their redemption rights with respect to their GoGreen Class A Shares. At the Merger Effective Time, 26,072,446 GoGreen Class A Shares issued and outstanding immediately prior to the Merger Effective Time (the “Redemption Shares”) were converted into the right to receive from Holdings, in cash, a pro rata portion of the funds in GoGreen’s trust account (the “Trust Account”). As a result, $280,426,112.72 (or approximately $10.76 per share) was removed from the Trust Account to pay such shareholders for the Redemption Shares. As of the Merger Effective Time, all Redemption Shares ceased to be outstanding and were automatically cancelled and retired and each holder of Redemption Shares ceased to have any rights with respect thereto, except the right to receive the cash payment in respect thereof from Holdings referred to in the immediately preceding sentence.

Item 3.01. Notice of Delisting

The information set forth in the Introductory Note and Items 1.01 and 2.01 of this Form 8-K are incorporated herein by reference.

In connection with the Merger, on July 5, 2023, GoGreen notified the New York Stock Exchange (the “NYSE”) of the consummation of the Merger and requested that the NYSE suspend trading of the GoGreen Class A Shares, Purchaser Redeemable Warrants and Purchaser Public Units (the “GoGreen Securities”) effective as of the close of trading on July 5, 2023. On July 6, 2023, Holdings notified the NYSE of the consummation of the Proposed Transactions and requested that the NYSE file with the SEC a Form 25 to delist the GoGreen Securities under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Surviving Company intends to file a certification on Form 15 with the SEC to deregister the GoGreen Securities and suspend the Surviving Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03. Material Modification to Rights of Security Holders

The information set forth in the Introductory Note, Items 1.01, 2.01 and 3.01 of this Form 8-K are incorporated herein by reference.

Item 5.01. Changes in Control of Registrant

To the extent required by Item 5.01 of Form 8-K, the disclosure set forth in the Introductory Note and Item 2.01 of this Form 8-K is incorporated by reference in this Item 5.01.

As of the Merger Effective Time and as a result of the Merger, a change in control of GoGreen occurred and the Surviving Company became a wholly owned subsidiary of Holdings.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In connection with consummation of the Merger, John Dowd, Vikas Anand, Dan Foley, Govind Friedland, Sergei Pokrovsky, Michael Sedoy, CFA, Vice Admiral Dennis McGinn, Neha Palmer, Nereida Flannery, Greg Hill, Livia Mahler and Robert Hvide Macleod resigned from their respective positions as officers and/or directors of GoGreen. Following the consummation of the Merger, John Dowd became Chief Executive Officer and a director of the Surviving Company.

Item 8.01. Other Events

On July 6, 2023, a press release was issued announcing the closing of the Proposed Transactions, a copy of which is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit

2.1*	Business Combination Agreement, dated as of December 13, 2022, by and among GoGreen Investments Corporation, GoGreen Sponsor 1 LP, Lifezone Metals Limited, Aqua Merger Sub, Lifezone Holdings Ltd., the Shareholder Representative and the Company Shareholders (incorporated by reference to Annex A Holdings’ Registration Statement on Form F-4 (File No. 333-271300) filed with the SEC on April 17, 2023).

4.1	Assignment, Assumption and Amendment Agreement, dated as of July 5, 2023, by and among GoGreen Investments Corporation, Lifezone Metals Limited and Continental Stock Transfer & Trust Company.

99.1	Joint Press Release of the Company and Lifezone Metals Limited, dated July 6, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	All schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 6, 2023

Aqua merger sub
(as successor by merger to GoGreen Investments Corporation)

By:	/s/ John Dowd
	Name:	John Dowd
	Title:	Chief Executive Officer

4